EXHIBIT INDEX


Exhibit     Description of Document
Number

EX-99.a1 Articles of Incorporation of TCI Portfolios, Inc. dated June 3, 1987 (filed as Exhibit 1.1 to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of the Registrant, File No. 33-14567, filed on January 16, 1996, and incorporated herein by reference).

EX-99.a2 Articles of Amendment of TCI Portfolios, Inc. dated July 22, 1988 (filed as Exhibit 1.2 to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of the Registrant, File No. 33-14567, filed on January 16, 1996, and incorporated herein by reference).

EX-99.a3 Articles of Amendment of TCI Portfolios, Inc. dated August 11, 1993 (filed as Exhibit 1.3 to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of the Registrant, File No. 33-14567, filed on January 16, 1996, and incorporated herein by reference).

EX-99.a4 Articles Supplementary of TCI Portfolios, Inc., dated November 30, 1992 (filed as Exhibit 1.4 to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A of the Registrant, File No. 33-14567, filed on March 20, 1996, and incorporated herein by reference).

EX-99.a5 Articles Supplementary of TCI Portfolios, Inc., dated April 24, 1995 (filed as Exhibit 1.5 to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A of the Registrant, File No. 33-14567, filed on March 20, 1996, and incorporated herein by reference).

EX-99.a6 Articles Supplementary of TCI Portfolios, Inc., dated March 11, 1996 (filed as Exhibit 1.6 to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A of the Registrant, File No. 33-14567, filed on September 27, 1996, and incorporated herein by reference).

EX-99.a7 Articles of Amendment of TCI Portfolios, Inc., dated April 1, 1997 (filed as Exhibit 1.7 to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A of the Registrant, File No. 33-14567, filed on April 28, 1997, and incorporated herein by reference).

EX-99.a8 Articles Supplementary of American Century Variable Portfolios, Inc. dated May 1, 1997 (filed as Exhibit 1.8 to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A of the Registrant, File No. 33-14567, filed on April 28, 1997, and incorporated herein by reference).

EX-99.a9 Articles Supplementary of American Century Variable Portfolios, Inc. dated July 28, 1997 (filed as Exhibit 1.9 to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A of the Registrant, File No. 33-14567, filed on April 27, 1998, and incorporated herein by reference).

EX-99.a10   Articles Supplementary of American Century Variable Portfolios, Inc.
            dated  February  16, 1999  (filed as Exhibit  a10 to  Post-Effective
            Amendment No. 25 to the  Registration  Statement on Form N-1A of the
            Registrant, File No. 33-14567, filed on March 17, 1999, and incorporated herein by reference).

EX-99.a11   Articles Supplementary of American Century Variable Portfolios, Inc.
            (to be filed by amendment).

EX-99.b1    Amended  and  Restated  By-Laws  of TCI  Portfolios,  Inc.(filed  as
            Exhibit 2 to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of the Registrant, File No. 33-14567, filed on January 16, 1996, and incorporated herein by reference).

EX-99.b2 Amendment to Amended and Restated By-Laws of American Century Variable Portfolios, Inc. (filed as Exhibit b2 to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of the Registrant, File No. 33-14567, filed on January 15, 1999, and incorporated herein by reference).

EX-99.d1 Management Agreement between American Century Variable Portfolios, Inc. and American Century Investment Management, Inc. dated November 16, 1998 (filed as Exhibit d to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of the Registrant, File No. 33-14567, filed on January 15, 1999, and incorporated herein by reference).

EX-99.d2    Amendment No. 1 to the Management Agreement between American Century
            Variable   Portfolios,   Inc.   and  American   Century   Investment
            Management, Inc. (to be filed by amendment).

EX-99.e1 Distribution Agreement between American Century Variable Portfolios, Inc. and Funds Distributor, Inc., dated January 15, 1998 (filed as Exhibit B6 to Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A of the American Century Target Maturities Trust, File No. 2-94608, filed on January 30, 1998, and incorporated herein by reference).

EX-99.e2 Amendment No. 1 to the Distribution Agreement between American Century Variable Portfolios, Inc. and Funds Distributor, Inc. dated June 1, 1998 (filed as Exhibit 6b to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A of American Century Capital Portfolios, Inc., File No. 33-64872, filed on June 26, 1998, and incorporated herein by reference).

EX-99.e3 Amendment No. 2 to the Distribution Agreement between American Century Variable Portfolios, Inc. and Funds Distributor, Inc. dated December 1, 1998 (filed as Exhibit 6c to Post-Effective Amendment No. 12 to the Registration Statement of American Century World Mutual Funds, Inc. , File No. 33-39242, filed on November 13, 1998 and incorporated herein by reference).

EX-99.e4 Amendment No. 3 to Distribution Agreement between American Century Variable Portfolios, Inc. and Funds Distributor, Inc. dated January 29, 1999 (filed as Exhibit e4 to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of the Registrant, File No. 33-14567, filed on January 15, 1999, and incorporated herein by reference).

EX-99.e5 Amendment No. 4 to the Distribution Agreement between American Century Variable Portfolios, Inc. and Funds Distributor, Inc. dated July 30, 1999 (filed as Exhibit e5 to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of American Century Capital Portfolios, Inc., File No. 33-64872, filed on July 29, 1999, and incorporated herein by reference).

EX-99.e6 Amendment No. 5 to the Distribution Agreement between American Century Variable Portfolios, Inc. and Funds Distributor, Inc. (filed as Exhibit e6 to Post-Effective Amendment No. 87 to the Registration Statement on Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213, filed on November 29, 1999, and incorporated herein by reference).

EX-99.e7 Amendment No. 6 to the Distribution Agreement between American Century Variable Portfolios, Inc. and Funds Distributor, Inc. dated June 1, 2000 (filed as Exhibit e7 to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A of American Century World Mutual Funds, Inc., File No. 33-39242, filed on May 25, 2000, and incorporated therein by reference).

EX-99.e8 Distribution Agreement between American Century Variable Portfolios, Inc. and American Century Investment Services, Inc. dated March 13, 2000 (filed as Exhibit e7 to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of American Century World Mutual Funds, Inc., File No. 33-39242, filed on March 30, 2000, and incorporated herein by reference).

EX-99.e9 Amendment No. 1 to the Distribution Agreement between American Century Variable Portfolios, Inc. and American Century Investment
            Services, Inc. dated June 1, 2000 (filed as Exhibit e9 to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A of American Century World Mutual Funds, Inc., File No. 33-39242, filed on May 25, 2000, and incorporated herein by reference).

EX-99.g1 Global Custody Agreement between The Chase Manhattan Bank and the Twentieth Century and Benham Funds, dated August 9, 1996 (filed as
            Exhibit 8 to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A of American Century Government Income Trust, File No. 2-99222, filed on February 7, 1997, and incorporated herein by reference).

EX-99.g2 Master Agreement by and between Twentieth Century Services, Inc. and Commerce Bank, N.A. dated January 22, 1997 (filed as Exhibit 8e to Post-Effective Amendment No. 76 to the Registration Statement on Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213, filed on February 28, 1997, and incorporated herein by reference).

EX-99.h1 Transfer Agency Agreement with Twentieth Century Services, Inc. (formerly J. E. Stowers & Company) dated October 15, 1987 (filed as
            Exhibit 9 to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A of the Registrant, File No. 33-14567, filed on September 27, 1996, and incorporated herein by reference).

EX-99.h2 Credit Agreement between American Century Funds and The Chase Manhattan Bank as Administrative Agent dated as of December 21, 1999 (filed as Exhibit h3 to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A of American Century California Tax-Free and Municipal Funds, File No. 2-82734, filed on December 29, 1999, and incorporated herein by reference).

EX-99.i     Opinion and Consent of Counsel.

EX-99.j1 Consent of Deloitte & Touche LLP (filed as Exhibit j1 to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A of the Registrant, File No. 33-14567, filed on April 10, 2000, and incorporated herein by reference).

EX-99.j2    Power of  Attorney  dated September 1, 2000 is included herein.

EX-99.p1 American Century Investments Code of Ethics (filed as Exhibit p1 to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of American Century World Mutual Funds, Inc., File No. 33-39242, filed on March 10, 2000, and incorporated herein by reference).

EX-99.p2 Funds Distributor, Inc. Code of Ethics (filed as Exhibit p2 to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of American Century World Mutual Funds, Inc., File No. 33-39242, filed on March 10, 2000, and incorporated herein by reference).